Exhibit 10.4

HBC ACQUISITION CORP.

August 9, 2011

Hoak & Co.
3963 Maple Avenue, Suite 450

Dallas, TX 75219

(214) 451-4640

Re: Administrative Services Agreement

Gentlemen:

This letter will confirm our agreement that, commencing on the date the securities of HBC Acquisition Corp. (the “Company”) are first quoted on the Over-The-Counter Bulletin Board quotation system or listed on the Nasdaq Capital Market (the “Trading Date”), pursuant to a Registration Statement on Form S-1 and prospectus filed with the Securities and Exchange Commission (the “Registration Statement”) and continuing until the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Hoak & Co. shall make available to the Company, at 3963 Maple Avenue, Suite 450, Dallas, Texas 75219 (or any successor location of Hoak & Co.), certain office space, utilities and secretarial support as may be reasonably required by the Company. In exchange therefor, the Company shall pay Hoak & Co. the sum of $10,000 per month on the Trading Date and continuing monthly thereafter until the Termination Date.

This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

This letter agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Texas, without giving effect to its choice of laws principles.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

HBC ACQUISITION CORP.

		By:	/s/ Isaac Isom
		Name:	Isaac Isom
		Title:	Vice President and Secretary

AGREED TO AND ACCEPTED BY:

HOAK & CO.

By:	/s/ J. Hale Hoak
Name:	J. Hale Hoak
Title:	President

Signature Page to Administrative Services Agreement